Investment Securities	12 Months Ended
Dec. 31, 2011
Investment Securities [Abstract]
Investment Securities

NOTE 3. INVESTMENT SECURITIES

Substantially all of our investment securities are classified as available-for-sale. These comprise mainly investment grade debt securities supporting obligations to annuitants, policyholders and holders of guaranteed investment contracts (GICs) in our run-off insurance operations and Trinity, investment securities at our treasury operations and investments held in our CLL business collateralized by senior secured loans of high-quality, middle-market companies in a variety of industries. We do not have any securities classified as held to maturity.

	2011				2010
		Gross	Gross			Gross	Gross
	Amortized	unrealized	unrealized	Estimated	Amortized	unrealized	unrealized	Estimated
December 31 (In millions)	cost	gains	losses	fair value	cost	gains	losses	fair value

Debt
U.S. corporate	$20,748	$3,432	$(410)	$23,770	$20,815	$1,576	$(237)	$22,154
State and municipal	3,027	350	(143)	3,234	2,961	45	(282)	2,724
Residential
mortgage-backed(a)	2,711	184	(286)	2,609	3,092	95	(378)	2,809
Commercial
mortgage-backed	2,913	162	(247)	2,828	3,009	145	(230)	2,924
Asset-backed	5,102	32	(164)	4,970	3,407	16	(193)	3,230
Corporate – non-U.S.	2,414	126	(207)	2,333	2,883	116	(132)	2,867
Government – non-U.S.	2,488	129	(86)	2,531	2,242	82	(58)	2,266
U.S. government and
federal agency	3,974	84	0	4,058	3,776	57	(47)	3,786
Retained interests	25	10	0	35	55	10	(26)	39
Equity
Available-for-sale	713	75	(38)	750	500	213	(8)	705
Trading	241	0	0	241	417	0	0	417
Total	$44,356	$4,584	$(1,581)	$47,359	$43,157	$2,355	$(1,591)	$43,921

  Substantially collateralized by U.S. mortgages. Of our total residential mortgage-backed securities (RMBS) portfolio at December 31, 2011, $1,060 million relates to securities issued by government-sponsored entities and $1,549 million relates to securities of private label issuers. Securities issued by private label issuers are collateralized primarily by pools of individual direct mortgage loans of financial institutions

The fair value of investment securities increased to $47,359 million at December 31, 2011, from $43,921 million at December 31, 2010, primarily due to the impact of lower interest rates and funding in our CLL business of investments collateralized by senior secured loans of high-quality, middle-market companies in a variety of industries.

The following tables present the estimated fair values and gross unrealized losses of our available-for-sale investment securities.

	In loss position for
	Less than 12 months			12 months or more
		Gross			Gross
	Estimated	unrealized		Estimated	unrealized
December 31 (In millions)	fair value	losses	(a)	fair value	losses	(a)

2011
Debt
U.S. corporate	$1,435	$(241)		$836	$(169)
State and municipal	87	(1)		307	(142)
Residential mortgage-backed	219	(9)		825	(277)
Commercial mortgage-backed	244	(23)		1,320	(224)
Asset-backed	100	(7)		850	(157)
Corporate – non-U.S.	330	(28)		607	(179)
Government – non-U.S.	906	(5)		203	(81)
U.S. government and federal agency	502	0		0	0
Retained interests	0	0		0	0
Equity	440	(38)		0	0
Total	$4,263	$(352)		$4,948	$(1,229)

2010
Debt
U.S. corporate	$2,375	$(81)		$1,519	$(156)
State and municipal	949	(43)		570	(239)
Residential mortgage-backed	188	(4)		1,024	(374)
Commercial mortgage-backed	831	(104)		817	(126)
Asset-backed	113	(5)		910	(188)
Corporate – non-U.S.	448	(12)		804	(120)
Government – non-U.S.	661	(6)		107	(52)
U.S. government and federal agency	1,822	(47)		0	0
Retained interests	0	0		34	(26)
Equity	49	(8)		0	0
Total	$7,436	$(310)		$5,785	$(1,281)

  Includes gross unrealized losses at December 31, 2011 of $(272) million related to securities that had other-than-temporary impairments recognized in a prior period.

We regularly review investment securities for impairment using both qualitative and quantitative criteria. We presently do not intend to sell the vast majority of our debt securities and believe that it is not more likely than not that we will be required to sell these securities that are in an unrealized loss position before recovery of our amortized cost. We believe that the unrealized loss associated with our equity securities will be recovered within the foreseeable future.

The vast majority of our U.S. corporate debt securities are rated investment grade by the major rating agencies. We evaluate U.S. corporate debt securities based on a variety of factors, such as the financial health of and specific prospects for the issuer, including whether the issuer is in compliance with the terms and covenants of the security. In the event a U.S. corporate debt security is deemed to be other-than-temporarily impaired, we isolate the credit portion of the impairment by comparing the present value of our expectation of cash flows to the amortized cost of the security. We discount the cash flows using the original effective interest rate of the security.

The vast majority of our RMBS have investment grade credit ratings from the major rating agencies and are in a senior position in the capital structure of the deal. Of our total RMBS at December 31, 2011 and 2010, approximately $515 million and $673 million, respectively, relate to residential subprime credit, primarily supporting our guaranteed investment contracts. These are collateralized primarily by pools of individual, direct mortgage loans (a majority of which were originated in 2006 and 2005), not other structured products such as collateralized debt obligations. In addition, of the total residential subprime credit exposure at December 31, 2011 and 2010, approximately $277 million and $343 million, respectively, was insured by Monoline insurers (Monolines) on which we continue to place reliance.

Our commercial mortgage-backed securities (CMBS) portfolio is collateralized by both diversified pools of mortgages that were originated for securitization (conduit CMBS) and pools of large loans backed by high-quality properties (large loan CMBS), a majority of which were originated in 2006 and 2007. Substantially all of the securities in our CMBS portfolio have investment grade credit ratings and the vast majority of the securities are in a senior position in the capital structure.

Our asset-backed securities (ABS) portfolio is collateralized by senior secured loans of high-quality, middle-market companies in a variety of industries, as well as a variety of diversified pools of assets such as student loans and credit cards. The vast majority of our ABS are in a senior position in the capital structure of the deals. In addition, substantially all of the securities that are below investment grade are in an unrealized gain position.

For ABS and RMBS, we estimate the portion of loss attributable to credit using a discounted cash flow model that considers estimates of cash flows generated from the underlying collateral. Estimates of cash flows consider credit risk, interest rate and prepayment assumptions that incorporate management's best estimate of key assumptions of the underlying collateral, including default rates, loss severity and prepayment rates. For CMBS, we estimate the portion of loss attributable to credit by evaluating potential losses on each of the underlying loans in the security. Collateral cash flows are considered in the context of our position in the capital structure of the deals. Assumptions can vary widely depending upon the collateral type, geographic concentrations and vintage.

If there has been an adverse change in cash flows for RMBS, management considers credit enhancements such as monoline insurance (which are features of a specific security). In evaluating the overall credit worthiness of the Monoline, we use an analysis that is similar to the approach we use for corporate bonds, including an evaluation of the sufficiency of the Monoline's cash reserves and capital, ratings activity, whether the Monoline is in default or default appears imminent, and the potential for intervention by an insurance or other regulator.

During 2011, we recorded pre-tax, other-than-temporary impairments of $467 million, of which $387 million was recorded through earnings ($81 million relates to equity securities) and $80 million was recorded in accumulated other comprehensive income (AOCI). At January 1, 2011, cumulative impairments recognized in earnings associated with debt securities still held were $332 million. During 2011, we recognized first-time impairments of $58 million and incremental charges on previously impaired securities of $230 million. These amounts included $62 million related to securities that were subsequently sold.

During 2010, we recorded pre-tax, other-than-temporary impairments of $460 million, of which $253 million was recorded through earnings ($35 million relates to equity securities) and $207 million was recorded in AOCI. At January 1, 2010, cumulative impairments recognized in earnings associated with debt securities still held were $172 million. During 2010, we recognized first-time impairments of $164 million and incremental charges on previously impaired securities of $38 million. These amounts included $41 million related to securities that were subsequently sold.

During 2009, we recorded pre-tax, other-than-temporary impairments of $906 million, of which $581 million was recorded through earnings ($42 million relates to equity securities) and $325 million was recorded in AOCI. At April 1, 2009, $33 million was reclassified to retained earnings as a result of the amendments to ASC 320. Subsequent to April 1, 2009, first-time and incremental credit impairments were $109 million and $150 million, respectively. Previous credit impairments related to securities sold were $124 million.

Contractual Maturities of our Investment in Available-for-Sale Debt Securities (Excluding Mortgage-Backed and Asset-Backed Securities)

	Amortized	Estimated
(In millions)	cost	fair value

Due in
2012	$2,641	$2,664
2013-2016	7,497	7,666
2017-2021	4,679	4,810
2022 and later	17,805	20,757

We expect actual maturities to differ from contractual maturities because borrowers have the right to call or prepay certain obligations.

Supplemental information about gross realized gains and losses on available-for-sale investment securities follows.

(In millions)	2011	2010	2009

Gains	$205	$190	$164
Losses, including impairments	(402)	(281)	(637)
Net	$(197)	$(91)	$(473)

Although we generally do not have the intent to sell any specific securities at the end of the period, in the ordinary course of managing our investment securities portfolio, we may sell securities prior to their maturities for a variety of reasons, including diversification, credit quality, yield and liquidity requirements and the funding of claims and obligations to policyholders. In some of our bank subsidiaries, we maintain a certain level of purchases and sales volume principally of non-U.S. government debt securities. In these situations, fair value approximates carrying value for these securities.

Proceeds from investment securities sales and early redemptions by issuers totaled $15,606 million, $16,221 million and $7,814 million in 2011, 2010 and 2009, respectively, principally from the sales of short-term securities in our bank subsidiaries and treasury operations.

We recognized pre-tax gains (losses) on trading securities of $22 million, $(7) million and $408 million in 2011, 2010 and 2009, respectively.